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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             BUCKEYE PARTNERS, L.P.
                (Name of Registrant as Specified in its Charter)

                             BUCKEYE PARTNERS, L.P.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[  ]    Fee paid previously with preliminary materials.
[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:_____________________________________________
     2)  Form, Schedule or Registration Statement No.:_______________________
     3)  Filing Party:_______________________________________________________
     4)  Date Filed:_________________________________________________________
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BUCKEYE PARTNERS, L.P.


                                 June 16, 1998


                             AN IMPORTANT REMINDER
                             ---------------------

Dear Unitholders:

     Consent Solicitation materials were sent to you recently. The consent relates to several amendments to the Buckeye Partnership Agreement that will eliminate restrictions on management's ability to issue additional LP Units, incur debt and spend capital. These amendments will provide the Partnership with the financial flexibility to pursue growth and expansion opportunities in a timely and cost-effective manner.

     According to our records, your consent, which will expire on July 17, 1998 has not yet been received. Regardless of the number of units you own, it is important that they be represented.

                        YOUR VOTE IS EXTREMELY IMPORTANT

     Since the time remaining is short, we urge you to sign, date and mail the enclosed consent promptly. We must receive the affirmative consent of at least two-thirds of the unitholders for the amendments to be approved.

     Failure to consent will have the same effect as a vote against the amendments.

     Your interest and participation in the affairs of your company are sincerely appreciated. If you have questions or need additional consent materials, please call D. F. King & Co., Inc. at (800) 628-8509.

                                    Sincerely,



                                    /s/ A. W. Martinelli
                                    ------------------------------------
                                    A. W. Martinelli
                                    Chairman and Chief Executive Officer
                                    Buckeye Management Company,
                                          as General Partner